UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2008

Item 1. Report to Stockholders.

Counterpoint Select Fund

Semi-Annual Report

For the Six Months Ended
December 31, 2008

Counterpoint Select Fund

Counterpoint Select Fund (CPFSX)

Review and Outlook:
For the Six Months Ended December 31, 2008

Dear fellow investors and friends:

Our very defensive posture during the year and especially going into the fourth quarter helped to mitigate the Fund’s decline during one of the worst years in market history.

Specifically, we raised a large amount of cash during the summer as our concerns about the economy and stock market grew. By the end of September, our cash position was approximately 50% of the portfolio. We also held a significant inverse or “short” bet on the overall stock market as a partial hedge on our core equity positions.  This reduced our effective equity exposure to approximately 30% through the worst of the downturn in September and October.

Finally, in stock and sector selection, we had minimal exposure to companies with significant balance-sheet risk and were focused on very well capitalized companies  (Please see additional discussion to follow).

Counterpoint Select Fund Performance
As of December 31, 2008

					(11/30/06)
		Quarter	YTD	1 Year	Annualized
Fund		-5.98%	-24.37%	-24.37%	-11.45%
S&P 500 Index		-21.94%	-37.00%	-37.00%	-17.24%
Net Expense Ratio:*	1.10% (with Expense Cap)
Gross Expense Ratio:	2.84% (w/o Expense Cap)

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-866-544-2737. The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

* The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses in order to limit Net Annual Operating Expenses for shares of the Fund to 1.10%. The contract’s term is indefinite and may be terminated only by the Board of Directors. Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  This ratio does not include Acquired Fund Fees and Expenses.

Counterpoint Select Fund

This focus on risk-avoidance, although unconventional, helped our relative performance substantially. While the Counterpoint Select Fund lost 11.62%, for the six month period ending December 31, 2008 the broader stock market as measured by the S&P 500 Index lost a stunning 28.48%. (-21.94% of that in the fourth quarter alone versus -5.98 for the Fund). For  the calendar year, the Fund was down 24.37% versus a loss of 37.00% for the S&P 500 Index.

If ever there was a time for an asset manager to deviate from the normal playbook – and to recognize that normal playbook had been temporarily repealed – it was this year.  We recognized this early on in the year but in retrospect, should have acted on our judgement sooner and even more decisively.

According to Lipper, based on total returns, the Counterpoint Select Fund ranked #1 out of 803 Large Cap Growth Category funds for the one year period ending December 31, 2008 and #8 out of 2250 funds in the Lipper Overall Large Cap Category for the same period.

Our many years of investing have taught us that the first rule of making money is to keep what you have. We are significant investors in the fund and take capital preservation very seriously, for ourselves and our fellow shareholders.

Our charter gives us a wide latitude to invest the portfolio as we deem prudent.  Our size also allows us the flexibility to move nimbly into and out of positions. We will invest where we see good potential for return relative to the risk of loss and we will step aside and hold cash when we do not.

Although we maintained a significant cash position throughout the last six months, and especially in the fourth quarter, we increased our stock exposure significantly in late November, when many stocks appeared to us to be very oversold. We ended the year approximately 85% invested.

Where to?
As we write in our companion investment Commentary entitled “Where to? 12 guiding ideas for investing in 2009,” the stock market has had a significant rally from its November 2008 lows and as of this writing, has once again gotten ahead of fundamental.  At the same time, fundamentals continue to fall below our own expectations. We have therefore become, once again, much more cautious.  Our commentary is available on our website at www.thecounterpointfunds.com.

Deflating Expectations:
The investment environment is being buffeted by numerous countervailing forces including the massive unwinding of debt around the world and an extraordinary amount of monetary, fiscal and regulatory policy in response; an epic battle between deflationary and inflationary monsters.

Counterpoint Select Fund

In addition, there are waves of hope and fear engendered by smaller trends and the daily news cycle. These include a new president and administration, the promise of new and greener technologies, falling commodity prices, offset against rising unemployment, failing businesses, defaulting states and countries, rising political unrest, and a healthy dose of greed and corruption.

Our conclusion is that the scope of debt and excess that has to be unwound around the world is far bigger than the scope of monetary and fiscal cure. The problem is not that there is too little lending in the world. The problem is that there is too much debt and too much stuff.

The process of deleveraging has a long way to go. The leveraging of the global economy was a long-time in the making and it’s undoing will take time as well.  In the near-term, the result will be an ongoing deflation of asset values as owners of assets with too much debt are forced to sell to holders of cash who choose to buy. This process will continue until asset values fall to a new level of equilibrium, which is very likely below where we currently are with respect to valuations for U.S. stocks and residential and commercial real estate.

The cure for deflation is reflation, implying a longer-term period of rising interest rates and shrinking valuation multiples.

And so, as we look at a stock market that may be down significantly relative to where it was, we also look at a stock market that is still somewhat expensive relative to current fundamentals and where it should be. In our view, the secular tailwinds of rising earnings, fueled by debt, and rising valuation multiples fueled by declining interest rates are now headwinds. Therefore, earnings growth rates will be subdued, profit margins will be compressed and market multiples will contract.

Portfolio Commentary:
We therefore start the new calendar year, with a cautionary outlook and view cash as an important strategic holding. We will continue to manage equity and cash exposure as a function of our view of the economy and the markets.

In the Commentary, we outline 12 guiding ideas that are framing our investment selection, four of which are 1) Cash is King, 2) the strong get much stronger, 3) innovation is key, and 4) Dividends are back in vogue.

These ideas are reflected in how the portfolio was positioned as of this writing, primarily invested in very high quality, extremely well financed and innovative businesses, a number of which also pay a hefty dividend.

Counterpoint Select Fund

We think that information technology and healthcare companies offer a particularly attractive combination of business quality, valuation and opportunity and these two sectors represent the largest areas of exposure for the Fund.

In information technology, we are maintaining positions in Microsoft, Cisco, Oracle, Qualcom, Google and Apple. All six companies have highly differentiated and durable business franchises, very large cash reserves, negligible debt, high profit margins and are extremely well positioned for future growth. We believe they will be affected by the slowing economy, but should have the financial wherewithal to hold their breath under water for a long period of time, while competitors flounder.

In healthcare, we are maintaining positions in Amgen, Johnson & Johnson, Merck, Teva Pharmaceuticals and United Healthcare.  All of these companies offer a compelling combination of business quality, valuation and opportunity.  We believe that Teva and United Health can play an important role in healthcare reform, specifically in helping to reduce costs and increase efficiency. In the case of Johnson & Johnson and Merck, investors are currently receiving a nice dividend yield as they wait out the storm.

We are still very wary of financials. Financial balance sheets are at the epicenter of the deleveraging process and are therefore very difficult to value. Berkshire Hathaway and Nasdaq/OMX group remain core holdings and both have declined significantly during the fourth quarter.  We stepped into Wells Fargo and Goldman Sachs in November, as we are enamored by their leadership positions in a very troubled sector. Even though we think they are the “best of the best”, we are watching their progress closely.

The balance of the portfolio is in a variety of fairly defensive, dividend yielding names including Verizon, China Mobile, and Coca-Cola.

Our 12th and final guiding idea is that defensive driving is the rule of the road.

Therefore, like last year, we also expect a higher level of turnover in the portfolio than normal.  Economic and market conditions are in flux and we will react quickly to changing fundamentals and valuation levels. Although our current bias is to be defensive and to watch as the countervailing forces work themselves out, we will be quick to take advantage of good opportunities as they present themselves.

As always, we continue to invest with a very focused, if slightly unconventional approach: think for ourselves; seek good companies with strong franchises that offer good value relative to their potential; concentrate our capital in relatively few of these investments so that we can focus our efforts to make

Counterpoint Select Fund

our insights count; and invest client assets as if they were our own, since we are also investors in the Fund.

On behalf of everyone at Jurika, Mills & Keifer we want to thank you for your ongoing trust and your investment with us.  As always we welcome your questions and comments. They may be directed to contact@jmkadvisors.com.

Jurika, Mills & Keifer, LLC
January 2, 2009

Important Disclosures

Opinions expressed are those of Jurika, Mills & Keifer, LLC and are subject to change, are not guaranteed and are not recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible. The Fund may concentrate its assets in fewer holdings, which may expose it to increased individual stock volatility. The Fund may invest in smaller companies that involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund may invest in foreign securities which involve greater volatility and political and economic and currency risks and differences in accounting methods. The Fund may also use options and futures contracts that have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P 500 Index is an index 500 large capitalization companies selected by Standard & Poor’s Corporation. One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect fee waivers or sales charges. If they did, total returns would be reduced.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete listing of Fund holdings. Current and future holding are subject to risk.

The Counterpoint Select Fund is distributed by Quasar Distributors, LLC. (2/09)

Counterpoint Select Fund

SECTOR ALLOCATION at December 31, 2008 (Unaudited)

Sector Allocation	Percent of Net Assets

Information Technology	22.1%
Health Care	20.8%
Money Market Fund	15.0%
Financials	14.4%
Telecommunication Services	7.5%
Consumer Staples	6.7%
Investment Company	6.4%
Industrials	2.6%
Materials	1.7%
Consumer Discretionary	0.0%*
Other Assets in Excess of Liabilities	2.8%
Net Assets	100.0%
*  Less than 0.05%

EXPENSE EXAMPLE For the Period Ended December 31, 2008 (Unaudited)

As a shareholder of the Counterpoint Select Fund (the “Fund”), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/08 - 12/31/08).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a  redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition

Counterpoint Select Fund

EXPENSE EXAMPLE For the Period Ended December 31, 2008 (Unaudited) (Continued)

to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.   You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/08	12/31/08	7/1/08 – 12/31/08*
Actual	$1,000	$ 885	$5.23
Hypothetical (5% return
before expenses)	$1,000	$1,020	$5.60

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year).

Counterpoint Select Fund

SCHEDULE OF INVESTMENTS at December 31, 2008 (Unaudited)

Shares		Value

COMMON STOCKS: 73.9%

Beverages: 3.4%
5,000	The Coca-Cola
	Company	$226,350

Biotechnology: 3.4%
4,000	Amgen, Inc. (a)	231,000

Capital Markets: 1.9%
1,500	Goldman Sachs
	Group, Inc.	126,585

Chemicals: 1.7%
1,600	Monsanto Co.	112,560

Commercial Banks: 2.2%
5,000	Wells Fargo & Company	147,400

Commercial Services & Supplies: 2.0%
15,000	Sotheby’s	133,350

Communications Equipment: 6.0%
12,000	Cisco Systems, Inc. (a)	195,600
5,800	QUALCOMM, Inc.	207,814
		403,414

Computers & Peripherals: 2.3%
1,800	Apple, Inc. (a)	153,630

Diversified Financial Services: 4.0%
11,000	NASDAQ Stock
	Market, Inc. (a)	271,810

Diversified Telecommunication
Services: 3.8%
7,500	Verizon
	Communications, Inc.	254,250

Food & Staples Retailing: 3.3%
4,000	Wal-Mart Stores, Inc.	224,240

Health Care Providers & Services: 5.4%
9,000	UnitedHealth Group, Inc.	239,400
3,000	WellPoint, Inc. (a)	126,390
		365,790
Insurance: 5.2%
110	Berkshire
	Hathaway, Inc. (a)	353,540

Internet Software & Services: 2.7%
600	Google, Inc. (a)	184,590

IT Services: 3.8%
20,708	QuadraMed Corp. (a)	101,469
3,000	Visa, Inc.	157,350
		258,819
Pharmaceuticals: 10.4%
3,600	Johnson & Johnson	215,388
9,000	Merck & Co., Inc.	273,600
5,000	Teva Pharmaceutical
	Industries Ltd. - ADR	212,850
		701,838
Semiconductor & Semiconductor
Equipment: 2.4%
11,000	Intel Corp.	161,260

Software: 6.2%
15,000	Microsoft Corp.	291,600
7,000	Oracle Corp. (a)	124,110
		415,710
Wireless Telecommunication
Services: 3.8%
5,000	China Mobile
	Limited - ADR	254,250
TOTAL COMMON STOCKS
(Cost $5,037,133)		4,980,386

INVESTMENT COMPANIES: 6.4%
10,000	Claymore/MAC Global
	Solar Energy - ETF (a)	87,500
14,000	Ultra Basic Materials
	ProShares - ETF	200,760
5,000	Ultra Oil & Gas
	ProShares - ETF	144,450
		432,710
TOTAL INVESTMENT COMPANIES:
(Cost $495,346)		432,710

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

SCHEDULE OF INVESTMENTS at December 31, 2008 (Unaudited) (Continued)

Contracts
(100 shares per contract)		Value

OPTIONS PURCHASED: 1.9%

CALL OPTIONS PURCHASED: 1.9%

Capital Markets: 1.1%
200	The Blackstone
	Group L.P.
	Expiration: January,
	2010, Exercise
	Price: $10.00	$28,500
150	The Blackstone
	Group L.P.
	Expiration: January,
	2010, Exercise
	Price: $5.00	45,750
		74,250
Construction & Engineering: 0.6%
75	KBR, Inc.
	Expiration: January,
	2009, Exercise
	Price: $10.00	38,625

Computers & Peripherals: 0.2%
200	EMC Corporation
	Expiration: January,
	2009, Exercise
	Price: $10.00	15,300

PUT OPTION PURCHASED: 0.0%

Multiline Retail: 0.0%
75	Macy’s, Inc
	Expiration: January,
	2009, Exercise
	Price: $7.50	1,125

TOTAL OPTIONS PURCHASED
(Cost $239,765)		129,300

Shares

SHORT-TERM INVESTMENT: 15.0%

Money Market Fund: 15.0%
1,012,701	Fidelity Government
	Portfolio -
	Institutional	1,012,701
TOTAL SHORT-TERM INVESTMENT
(Cost $1,012,701)		1,012,701
TOTAL INVESTMENTS
IN SECURITIES: 97.2%
(Cost $6,784,945)		6,555,097
Other Assets in Excess
of Liabilities: 2.8%		188,278
TOTAL NET ASSETS: 100.00%		$6,743,375

(a)	Non-income producing security.
ADR  American Depository Receipt
ETF  Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2008 (Unaudited)

ASSETS
Investments in securities, at value
(cost $6,784,945) (Note 2)	$6,555,097
Cash	120
Receivables:
Dividends and interest	387,673
Investments sold	5,417
Due from advisor, net	5,980
Prepaid expenses	24,108
Total assets	6,978,395

LIABILITIES
Payables:
Investment securities purchased	211,318
Administration fees	2,629
Custody fees	1,887
Fund accounting fees	8,553
Chief Compliance Officer fees	1,331
Other accrued expenses	9,302
Total liabilities	235,020

NET ASSETS	$6,743,375

Net asset value, offering price and redemption price per share
($6,743,375/888,776 shares outstanding; unlimited number
of shares authorized without par value)	$7.59

COMPONENTS OF NET ASSETS
Paid-in capital	$9,166,717
Undistributed net investment income	975
Accumulated net realized loss on investments and options	(2,194,469)
Net unrealized depreciation on investments and options	(229,848)
Net assets	$6,743,375

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 2008 (Unaudited)

INVESTMENT INCOME
Dividends	$46,821
Interest	21,316
Total investment income	68,137

EXPENSES (NOTE 3)
Investment advisory fees	34,561
Fund accounting fees	18,519
Administration fees	15,123
Transfer agent fees	8,886
Audit fees	8,315
Trustee fees	5,051
Custody fees	4,489
Chief Compliance Officer fees	3,139
Miscellaneous expenses	2,559
Registration fees	1,826
Legal fees	1,447
Reports to shareholders	1,249
Insurance expense	843
Total expenses	106,007
Less: fees waived	(65,988)
Net expenses	40,019
Net investment income	28,118

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
Net realized loss on investments	(1,162,204)
Net realized gain on options	247,083
Change in net unrealized appreciation on investments	94,970
Change in net unrealized depreciation on options	(95,325)
Net realized and unrealized loss
on investments and options	(915,476)
Net decrease in net assets
resulting from operations	$(887,358)

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31, 2008	Year Ended
	(Unaudited)	June 30, 2008
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$28,118	$55,598
Net realized loss on investments	(1,162,204)	(713,623)
Net realized gain (loss) on options	247,083	(500,631)
Change in net unrealized appreciation
(depreciation) on investments	94,970	(592,755)
Change in net unrealized
depreciation on options	(95,325)	(9,392)
Net decrease in net assets
resulting from operations	(887,358)	(1,760,803)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(58,251)	(39,441)
Net realized gain on investments	—	(63,583)
Total distributions	(58,251)	(103,024)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change in outstanding
shares (a) (b)	(144,767)	3,217,033
Total increase (decrease)
in net assets	(1,090,376)	1,353,206

NET ASSETS
Beginning of period/year	7,833,751	6,480,545
End of period/year	$6,743,375	$7,833,751
Undistributed net investment income	$975	$31,108

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	December 31, 2008		Year Ended
	(Unaudited)		June 30, 2008
	Shares	Value	Shares	Value
Shares sold	66,436	$502,672	463,787	$4,754,217
Shares issued in
reinvestment of distributions	6,565	49,888	8,890	91,121
Shares redeemed	(89,354)	(697,327)	(170,836)	(1,628,305)
Net increase (decrease)	(16,353)	$(144,767)	301,841	$3,217,033

(b)	Net of redemption fees of $600 and $8,201, respectively.

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period

	Six Months Ended
	December 31, 2008		Year Ended	Period Ended
	(Unaudited)		June 30, 2008	June 30, 2007*
Net asset value, beginning
of period/year	$8.65		$10.74	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.01		0.06	0.04
Net realized and
unrealized gain (loss) on
investments and options	(1.01)		(2.04)	0.72
Total from
investment operations	(1.00)		(1.98)	0.76

LESS DISTRIBUTIONS
From net
investment income	(0.06)		(0.05)	(0.02)
From net realized gain	—		(0.07)	—
Paid-in capital from
redemption fees (Note 2)	—	**	0.01	—
Net asset value,
end of period/year	$7.59		$8.65	$10.74
Total return	(11.52)%^		(18.52)%	7.64%^

RATIO/SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$6.7		$7.8	$6.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	2.91	%+	2.78%	5.50	%+
After fees waived and
expenses absorbed	1.10	%+	1.10%	1.10	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	(1.04	)%+	(1.02)%	(3.67	)%+
After fees waived and
expenses absorbed	0.77	%+	(0.66)%	0.73	%+

Portfolio turnover rate	326%^		221%	8%^

*	Fund commenced operations on November 30, 2006.
**	Less than $0.01 per share.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Unaudited)

NOTE 1 – ORGANIZATION

Counterpoint Select Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on November 30, 2006.

The investment objective of the Fund is to seek long-term capital appreciation by investing in a limited number of companies that the advisor believes to be undervalued relative to their inherent quality and potential.  The Fund seeks to achieve its objective primarily by making equity investments in a limited number of mid- to large-capitalization U.S. public companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ shall be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Options on securities shall be valued at the mean between the most recent quoted bid and asked quotations.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Unaudited) (Continued)

the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of  December 31, 2008, the Fund did not hold fair valued securities.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007.  FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable.  The Fund has adopted FAS 157 effective July 1, 2008.  A summary of the fair value hierarchy under FAS 157 is described below.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Unaudited) (Continued)

		Investments	Other Financial
Description		in Securities	Instruments*
Level 1 –	Quoted prices	$6,555,097	$—
Level 2 –	Other significant
	observable inputs	—	—
Level 3 –	Significant
	unobservable inputs	—	—
Total		$6,555,097	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instruments.

B.
Federal Income Taxes.  The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

Effective July 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48(“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken of future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Unaudited) (Continued)

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and Massachusetts.  Tax years include the tax years ended June 30, 2007 and 2008.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2009.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Fund may purchase call options on securities and indices.  As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  The Fund may write (sell)

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Unaudited) (Continued)

call options on securities and indices.  When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  The Fund, as writers of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 30 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Unaudited) (Continued)

I.
New Accounting Pronouncements.  In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect and entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Jurika, Mills & Keifer, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  For the six months ended December 31, 2008 the Fund incurred $34,561 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.10% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended December 31, 2008 the Advisor waived $65,988 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived over the following three years after payment. At December 31, 2008, the remaining cumulative unreimbursed amount waived by the Advisor was $301,306.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
June 30, 2010	$94,331
June 30, 2011	$140,987
June 30, 2012	$65,988

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Unaudited) (Continued)

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Minimum	$30,000
Under $50 million	0.12% of average daily net assets
$50 to $200 million	0.10% of average daily net assets
Over $200 million	0.05% of average daily net assets

For the six months ended December 31, 2008 the Fund incurred $15,123 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended December 31, 2008, the Fund was allocated $3,139 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2008, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $18,089,373 and $17,113,944 respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended December 31, 2008.

Counterpoint Select Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2008 (Unaudited) (Continued)

The cost basis of investments for federal income tax purposes at December 31, 2008 was as follows:

Cost of investments (a)	$6,799,070
Gross tax unrealized appreciation	278,327
Gross tax unrealized depreciation	(522,300)
Net tax unrealized depreciation	$(243,973)

(a)	The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2008 and the year ended June 30, 2008 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary income*	$58,251	$103,024
Long-term capital gain	—	—
	$58,251	$103,024

As of June 30, 2008, the components of the distributable earnings/(losses) on a tax basis were as follows:

Net tax unrealized depreciation	$(264,618)
Undistributed ordinary income	31,108
Undistributed long-term capital gain	$—
Total distributable earnings	31,108
Other accumulated losses	(1,244,223)
Total accumulated losses	$(1,477,733)

*	Short-term capital gains are considered ordinary income for tax purposes.

Counterpoint Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 14, 2008, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Jurika, Mills & Keifer LLC (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on June 23, 2008, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund as of April 30, 2008 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Counterpoint Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

The Board noted that the Fund’s performance was below the median of its peer group, but in this regard, the Board also took into consideration the Fund’s very short performance history and that it had been in the second quartile for the most recent time period.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement. In considering the advisory fee and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.10%, which the Trustees noted was in line with its peer group median.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

The Trustees discussed the fact that with the Fund’s small size it was growing more and more difficult for the Advisor to continue subsidizing the Fund’s expenses to maintain the expense cap.  It was further noted that due to the Fund’s poor performance, it was difficult for the Fund to be able to attract sufficient assets to meaningfully grow and thereby reduce the Fund’s expense ratio.  The Trustees considered that the Advisor was actively reviewing the continued viability of the Fund and its plans for the future.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  The Board noted that the Fund does not currently have any “soft dollar” arrangements and does not charge any 12b-1 fees.  After such review, the Board determined that the profitability

Counterpoint Select Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Counterpoint Select Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 544-2737. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling (866) 544-2737. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 544-2737.  Furthermore, you will be able to obtain the Form N-Q on the SEC’s website at www.sec.gov.

Advisor
JURIKA, MILLS & KEIFER, LLC
2101 Webster Street, Suite 1550
Oakland, California  94612

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Counterpoint Select
Symbol – CPFSX
CUSIP – 742935364

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)        /s/ Robert M. Slotky
Robert M. Slotky, President

Date       March 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/ Robert M. Slotky
Robert M. Slotky, President

Date       March 4, 2009

By (Signature and Title)        /s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date        February 19, 2009

* Print the name and title of each signing officer under his or her signature.